UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina		28602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 19, 2019, CommScope Holding Company, Inc. (the “Company”), announced that its indirect subsidiary, CommScope Finance LLC (the “Escrow Issuer”), issued $1,000 million in aggregate principal amount of 8.25% senior unsecured notes due 2027 (the “Unsecured Notes), $1,250 million in aggregate principal amount of 5.50% senior secured notes due 2024 (the “2024 Notes”) and $1,500 million in aggregate principal amount of 6.00% senior secured notes due 2026 (the “2026 Notes” and together with the 2024 Notes, the “Secured Notes”; and collectively with the Unsecured Notes, the “Notes”). The Unsecured Notes were issued pursuant to an indenture, dated as of February 19, 2019, between the Escrow Issuer and Wilmington Trust, National Association, as trustee (the “Unsecured Notes Indenture”), and the Secured Notes were issued pursuant to an indenture, dated as of February 19, 2019, between the Escrow Issuer and Wilmington Trust, National Association, as trustee and collateral agent (the “Secured Notes Indenture” and, together with the Unsecured Notes Indenture, the “Indentures”). Each series of Notes pays interest semi-annually in arrears. The Issuer will pay interest on the Notes semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2019. Unless earlier redeemed, the Unsecured Notes will mature on March 1, 2027, the 2024 Notes will mature on March 1, 2024 and the 2026 Notes will mature on March 1, 2026. The Notes were offered in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside of the United States in reliance on Regulation S under the Securities Act.

The proceeds from the issuance and sale of the Notes will be held in escrow until the completion of the previously announced acquisition (the “Acquisition”) of ARRIS International plc (“ARRIS”). The release of the proceeds of the Notes from escrow will be subject to certain conditions, including the consummation of the Acquisition (collectively, the “Escrow Release Conditions”). The Company expects to use the net proceeds from the offering of the Notes, together with cash on hand, borrowings under its new senior secured first-lien term loan facility in an aggregate principal amount equal to $3,200 million (the “New Term Loan Facility”) and proceeds from the previously announced issuance and sale of the Company’s Series A Preferred Stock, to finance the Acquisition, to repay the Company’s and ARRIS’ existing term loan facilities and to pay related fees and expenses. In connection with the Acquisition, the Company expects to enter into a new asset-based revolving credit facility in an aggregate principal amount of up to $1,000 million (the “New Revolving Credit Facility” and, together with the New Term Loan Facility, the “New Senior Secured Credit Facilities”). Upon consummation of the Acquisition, the Escrow Issuer will merge with and into CommScope, Inc., its direct parent and a wholly owned subsidiary of the Company (“CommScope”), with CommScope continuing as the surviving entity (the “Escrow Merger”). At the time of the consummation of the Escrow Merger, CommScope will become the issuer of the Notes. References in this Current Report on Form 8-K to the “Issuer” refer to the Escrow Issuer for periods prior to the closing of the Acquisition and to CommScope for periods after the closing of the Acquisition.

Ranking and Security

Unsecured Notes

Prior to the consummation of the Acquisition, the Unsecured Notes will not be guaranteed, will be obligations solely of the Escrow Issuer and will be secured by a first-priority security interest in the funds held in the escrow account. From and after consummation of the Escrow Merger, subject to certain exceptions, the Unsecured Notes will be jointly and severally guaranteed on a senior unsecured basis by each of the Issuer’s existing and future wholly owned domestic restricted subsidiaries that is an obligor under the New Senior Secured Credit Facilities or certain other capital markets indebtedness. Under the terms of the Unsecured Notes Indenture, following the consummation of the Escrow Merger, the Unsecured Notes and the related guarantees will be the Issuer’s and the guarantors’ general, senior unsecured obligations and will (i) rank contractually senior in right of payment with all of the

Issuer’s and the guarantors’ subordinated indebtedness; (ii) without giving effect to collateral arrangements, rank equally in right of payment with the existing and future senior indebtedness of such entities, including the New Senior Secured Credit Facilities, CommScope’s and CommScope Technologies LLC’s existing senior notes and the Secured Notes; (iii) be effectively subordinated to all of the Issuer’s and the guarantors’ secured indebtedness, including the New Senior Secured Credit Facilities and the Secured Notes, to the extent of the value of the collateral securing such indebtedness; and (iv) be structurally subordinated to all existing and future liabilities (including trade payables) of any existing and future non-guarantor subsidiaries.

Secured Notes

Prior to the consummation of the Acquisition, the Secured Notes will not be guaranteed, will be obligations solely of the Escrow Issuer and will be secured by a first-priority security interest in the funds held in the applicable escrow account. From and after consummation of the Escrow Merger, the Secured Notes will be jointly and severally guaranteed on a senior secured basis by the Company and, subject to certain exceptions, each of the Issuer’s existing and future wholly owned domestic restricted subsidiaries that is an obligor under the New Senior Secured Credit Facilities or certain other capital markets indebtedness. Under the terms of the Secured Notes Indenture, following the consummation of the Escrow Merger, the Secured Notes and the related guarantees will be the Issuer’s and the guarantors’ general, senior secured obligations and will (i) be secured on a first-priority basis, equally and ratably with all parity lien indebtedness of the Issuer and the guarantors, including the New Term Loan Facility, by security interests in all of the Company’s assets that secure the New Term Loan Facility on a first-priority basis (the “Fixed Asset Collateral”) and will be secured on a second-priority basis by all of the Issuer’s and the guarantors’ inventory, accounts receivable, deposit accounts, securities accounts, certain related assets and other current assets that secure the New Revolving Credit Facility on a first-priority basis and the New Term Loan Facility on a second-priority basis (the “Current Asset Collateral”), in each case, subject to certain limitations and exceptions and permitted liens; (ii) rank contractually senior in right of payment to all of the Issuer’s and the guarantors’ subordinated indebtedness; (iii) be effectively senior to any of the Issuer’s and the guarantors’ senior unsecured debt, including CommScope’s and CommScope Technologies LLC’s existing notes and the Unsecured Notes, and indebtedness secured by liens junior to the liens securing the Secured Notes (including, in the case of the Fixed Asset Collateral, the New Revolving Credit Facility), in each case, to the extent of the value of the collateral securing the Secured Notes; (iv) without giving effect to collateral arrangements, rank equally in right of payment with all of the Issuer’s and the guarantors’ senior indebtedness; (v) be effectively equal to all of the Issuer’s and the guarantors’ senior indebtedness secured on the same priority basis as the Secured Notes, including the New Term Loan Facility; (vi) be effectively subordinated to any of the Issuer’s and the guarantors’ indebtedness that is secured by assets that do not constitute collateral for the Secured Notes, to the extent of the value of the assets securing such indebtedness, and indebtedness that is secured by a senior-priority lien, including the New Revolving Credit Facility, to the extent of the value of the Current Asset Collateral; and (vii) be structurally subordinated to the liabilities (including trade payables) of any existing and future non-guarantor subsidiaries.

Optional Redemption Provisions and Repurchase Rights

Unsecured Notes

At any time, upon not less than 10 nor more than 60 days’ notice, the Unsecured Notes will be redeemable at the Issuer’s option, in whole or in part, at a price equal to 100% of the principal amount of the Unsecured Notes redeemed, plus a make-whole premium as set forth in the Unsecured Notes Indenture, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Beginning March 1, 2022, the Issuer may redeem the Unsecured Notes, at its option, in whole or in part, at any time, subject to the payment of a redemption price together with accrued and unpaid interest, if any, to, but not including, the applicable redemption date. The redemption price includes a call premium that varies (from 4.125% to 0%) depending on the year of redemption.

In addition, at any time prior to March 1, 2022, the Issuer may redeem up to 40% of the aggregate principal amount of the Unsecured Notes at a redemption price equal to 108.250% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Issuer or any direct or indirect parent of the Issuer, subject to certain exceptions.

Subject to certain exceptions, the holders of the Unsecured Notes will also have the right to require the Issuer to repurchase their Unsecured Notes upon the occurrence of a change in control, as defined in the Unsecured Notes Indenture, at an offer price equal to 101% of the principal amount of the Unsecured Notes plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

In addition, if the Issuer or any of its restricted subsidiaries sells assets, under certain circumstances, the Issuer will be required to use the net proceeds to make an offer to purchase the Unsecured Notes at an offer price in cash equal to 100% of the principal amount of the Unsecured Notes plus accrued and unpaid interest to, but not including, the repurchase date.

In connection with any offer to purchase all or any of the Unsecured Notes (including a change of control offer and any tender offer), if holders of no less than 90% of the aggregate principal amount of the Unsecured Notes validly tender their Unsecured Notes, the Issuer or a third party is entitled to redeem any remaining Unsecured Notes at the price offered to each holder.

Secured Notes

At any time, upon not less than 10 nor more than 60 days’ notice, the Secured Notes will be redeemable at the Issuer’s option, in whole or in part, at a price equal to 100% of the principal amount of the Secured Notes redeemed, plus a make-whole premium as set forth in the Secured Notes Indenture, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Beginning March 1, 2021, in the case of the 2024 Notes, or March 1, 2022, in the case of the 2026 Notes, the Issuer may redeem the Secured Notes, at its option, in whole or in part, at any time, subject to the payment of a redemption price together with accrued and unpaid interest, if any, to, but not including, the applicable redemption date. The redemption price includes a call premium that varies (from 2.750% to 0%, in the case of the 2024 Notes, and 3.000% to 0%, in the case of the 2026 Notes) depending on the year of redemption.

In addition, at any time prior to March 1, 2021, in the case of the 2024 Notes, or March 1, 2022, in the case of the 2026 Notes, the Issuer may redeem up to 40% of the aggregate principal amount of each series of the Secured Notes, at a redemption price equal to 105.500%, in the case of the 2024 Notes, or 106.000%, in the case of the 2026 Notes, of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Issuer or any direct or indirect parent of the Issuer, subject to certain exceptions.

In addition, at any time prior to March 1, 2021, in the case of the 2024 Notes, or March 1, 2022, in the case of the 2026 Notes, the Issuer may redeem during each calendar year up to 10% of the aggregate principal amount of the applicable series of Secured Notes at a redemption price equal to 103% of the aggregate principal amount of the Secured Notes to be redeemed, together with accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

Subject to certain exceptions, the holders of the Secured Notes will also have the right to require the Issuer to repurchase their Secured Notes upon the occurrence of a change in control, as defined in the Secured Notes Indenture, at an offer price equal to 101% of the principal amount of the Secured Notes plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

In addition, if the Issuer or any of its restricted subsidiaries sells assets, under certain circumstances, the Issuer will be required to use the net proceeds to make an offer to purchase the Secured Notes at an offer price in cash equal to 100% of the principal amount of the Secured Notes plus accrued and unpaid interest to, but not including, the repurchase date.

In connection with any offer to purchase all or any of the Secured Notes (including a change of control offer and any tender offer), if holders of no less than 90% of the aggregate principal amount of the Secured Notes validly tender their Secured Notes, the Issuer or a third party is entitled to redeem any remaining Secured Notes at the price offered to each holder.

Special Mandatory Redemption

In the event that (i) the Acquisition is not consummated on or before September 30, 2019 (the “Outside Date”), (ii) at any time prior to the Outside Date, the Escrow Release Conditions are deemed, in the Issuer’s good faith judgment, to be incapable of being satisfied prior to the Outside Date or (iii) at any time prior to the Outside Date, the acquisition agreement related to the Acquisition is terminated in accordance with its terms without the closing of the Acquisition, each series of Notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of such series of Notes, plus accrued and unpaid interest from the issue date of the Notes, to, but not including, the date of the special mandatory redemption. CommScope has agreed, upon receipt of a notice of a special mandatory redemption of the Notes, to transfer an amount of cash to the Escrow Issuer that will be sufficient, after taking into account the escrowed funds in each account at such time, to fund the redemption of all of the Notes, including accrued and unpaid interest thereon. In the event that the closing of the Acquisition has not occurred before the first interest payment date for the Notes, a portion of the escrowed funds in an amount sufficient to make the first interest payment on the Notes will be released from the escrow accounts in order to pay such interest. Any failure by the Issuer to consummate a special mandatory redemption when required will constitute an event of default under the Indentures.

Restrictive Covenants

Each of the Indentures contains covenants that limit the Issuer’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Issuer to the Issuer’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; or (ix) designate the Issuer’s subsidiaries as unrestricted subsidiaries.

Events of Default

Each of the Indentures provides for customary events of default, including non-payment, failure to comply with covenants or other agreements in the Indentures and certain events of bankruptcy or insolvency. If an event of default occurs and continues with respect to a series of Notes, the trustee or the holders of at least 30% in aggregate principal amount of the outstanding Notes of such series may declare the entire principal amount of all the Notes of such series to be due and payable immediately (except that if such event of default is caused by certain events of bankruptcy or insolvency, the entire principal of the Notes will become due and payable immediately without further action or notice).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Indentures and the Forms of Notes. Copies of the Indentures and Forms of Notes are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5 to this Current Report on Form 8-K, and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that reflect our and ARRIS’ current views with respect to future events and financial performance, including the Acquisition. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such language. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the Notes and the New Term Loan Facility, including that such transactions may not occur; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to implement major systems initiatives successfully; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; the impact of Brexit; changes in the laws and policies in the United States affecting trade, including recently enacted tariffs on imports from China, as well as the risk and uncertainty related to other potential tariffs or a potential global trade war that may impact our products; costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These and other factors are discussed in greater detail in our 2017 Annual Report and in Part II, Item 1A, Risk Factors, of our quarterly report on Form 10-Q for the quarter ended September 30, 2018. These risks and uncertainties may be magnified by our acquisition of ARRIS.

Such forward-looking statements are also subject to additional risks and uncertainties related to ARRIS’ business and the proposed Acquisition, many of which are outside of our and/or ARRIS’ control, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Acquisition; the risk that we will be required to pay a reverse break fee under the related acquisition agreement; the risk that we will not successfully integrate ARRIS or that we will not realize estimated cost savings, synergies, growth or other anticipated benefits, or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the Acquisition on relationships with third parties, including customers, employees and competitors; failure to manage potential conflicts of interest between or among customers; integration of information technology systems; conditions in the credit markets that could impact the costs associated with financing the Acquisition; the possibility that competing offers will be made; and other factors beyond our and/or ARRIS’ control.

Although the information contained in this Current Report represents our best judgment as of the date hereof based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report, except as otherwise may be required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

4.1	Indenture, dated as of February 19, 2019, by and between the Escrow Issuer and Wilmington Trust, National Association, as trustee

4.2	Form of 8.25% Senior Note due 2027 (included in exhibit 4.1 hereto).

4.3	Indenture, dated as of February 19, 2019, by and between the Escrow Issuer and Wilmington Trust, National Association, as trustee and collateral agent (including form of 2024 Note and form of 2026 Note).

4.4	Form of 5.50% Senior Secured Note due 2024 (included in exhibit 4.3 hereto).

4.5	Form of 6.00% Senior Secured Note due 2026 (included in exhibit 4.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: February 19, 2019

	By:	/s/ Alexander W. Pease
	Name:	Alexander W. Pease
	Title:	Executive Vice President and Chief Financial Officer